UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) July 13, 2007

PHH ALTERNATIVE MORTGAGE TRUST, SERIES 2007-3 (Exact name of Issuing Entity as specified in its charter)
ACE SECURITIES CORP. (Exact name of Depositor as specified in its charter)
PHH MORTGAGE CORPORATION (Exact name of Sponsor as specified in its charter)
ACE SECURITIES CORP. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-141008-04 (Commission File Number)	56-2088493 (IRS Employer ID Number)
6525 Morrison Boulevard, Suite 318 Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(704) 365-0569
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 28, 2007, ACE Securities Corp., (the “Company”) entered into a pooling and servicing agreement dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HSBC Bank USA, National Association as trustee (the “Trustee”) and Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) providing for the issuance of PHH Alternative Mortgage Trust 2007-3, Mortgage Pass-Through Certificates, Series 2007-3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

The Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2007, by and among the Company, as purchaser, PHH Mortgage Corporation, as a seller and servicer, and Bishop’s Gate Residential Mortgage Trust, as a seller.

99.2

Assignment, Assumption and Recognition Agreement, dated as of June 1, 2007, among the Company, as assignor, the Trustee, as assignee, PHH Mortgage Corporation, as a seller and servicer and Bishop’s Gate Residential Mortgage Trust, as a seller, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer and securities administrator.

99.3

ISDA Master Agreement, Schedule to the Master Agreement, Swap Transaction Confirmation and Credit Support Annex, each dated as of June 28, 2007, between Deutsche Bank AG, New York Branch, as swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE SECURITIES CORP.

By:/s/ Evelyn Echevarria

Name: Evelyn Echevarria

Title:  Vice President

By: /s/ Doris J. Hearn

Name: Doris J. Hearn

Title:  Vice President

Dated: July 13, 2007

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of June 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

The Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2007, by and among the Company, as purchaser, PHH Mortgage Corporation, as a seller and servicer, and Bishop’s Gate Residential Mortgage Trust, as a seller.

99.2

Assignment, Assumption and Recognition Agreement, dated as of June 1, 2007, among the Company, as assignor, the Trustee, as assignee, PHH Mortgage Corporation, as a seller and servicer and Bishop’s Gate Residential Mortgage Trust, as a seller, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer and securities administrator.

99.3

ISDA Master Agreement, Schedule to the Master Agreement, Swap Transaction Confirmation and Credit Support Annex, each dated as of June 28, 2007, between Deutsche Bank AG, New York Branch, as swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.